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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 23, 2001


                             Cooper Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-1175                              31-4156620
      ------------------------            --------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                77002
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(Address of Principal Executive Offices)            (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

Fourth Quarter Results of Operations

On January 23, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter of 2000.


Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Company press release dated January 23, 2001 titled "Cooper Industries Achieves Earnings Objectives; Reports 2000 Earnings Per Share of $3.80"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, INC.

                                       (Registrant)



Date:    January 23, 2001              /s/ DIANE K. SCHUMACHER
                                       -----------------------------------------
                                       Diane K. Schumacher
                                       Senior Vice President, General
                                          Counsel and Secretary




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                                  EXHIBIT INDEX


         Exhibit No.

         99.1 Company press release dated January 23, 2001 titled "Cooper Industries Achieves Earnings Objectives; Reports 2000 Earnings Per Share of $3.80"